                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY'S STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              CCF Holding Company
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                        CCF HOLDING COMPANY LETTERHEAD







April 17, 2001

Dear Fellow Stockholder:

          On behalf of the Board of Directors and management of CCF Holding Company (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the Heritage Bank office located at 440 North Jeff Davis Drive, Fayetteville, Georgia 30214 on Thursday, May 17, 2001 at 9:00 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of Porter Keadle Moore, LLP, the Company's independent auditors, will be present to respond to any questions stockholders may have.

          The matters to be considered by stockholders at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each director nominee and for each other matter to be considered.

          WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

                                          Sincerely,



                                          /s/ David B. Turner
                                          David B. Turner
                                          President and Chief Executive Officer

                 ---------------------------------------------
                              CCF HOLDING COMPANY
                             101 NORTH MAIN STREET
                           JONESBORO, GEORGIA 30236
                 ---------------------------------------------
                 ---------------------------------------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on May 17, 2001
                 ---------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of CCF Holding Company (the "Company") will be held in the Heritage Bank office located at 440 North Jeff Davis Drive, Fayetteville, Georgia 30214 on Thursday, May 17, 2001, at 9:00 a.m. or at any adjournment or adjournments thereof. A proxy card and a proxy statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon the following matters:

1.   Election of three directors of the Company;
2. Ratification of the appointment of Porter Keadle Moore, LLP as independent auditors of the Company for the fiscal year ending December 31, 2001; and
3. Such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof. Execution of a proxy in the form enclosed also permits the proxy holders to vote, in their discretion, upon such other matters that may come before the Annual Meeting. As of the date of mailing, the Board of Directors is not aware of any other matters that may come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on April 4, 2001, are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY YOU GIVE MAY BE REVOKED BEFORE THE VOTE AT THE ANNUAL MEETING BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ARE PRESENT AT THE ANNUAL MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING UPON GIVING ORAL NOTICE OF YOUR INTENTION TO VOTE IN PERSON. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      /s/ Charles S. Tucker
                                      Charles S. Tucker
                                      Secretary
Jonesboro, Georgia
April 17, 2001

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                PROXY STATEMENT
                                      OF
                              CCF HOLDING COMPANY

                        ANNUAL MEETING OF STOCKHOLDERS
                                 May 17, 2001

             -------------------------------------------------------
                                     GENERAL
             -------------------------------------------------------

         This Proxy Statement is being delivered to the Company's stockholders in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Stockholders of the Company, which will be held at the office of Heritage Bank (the "Bank"), the wholly-owned subsidiary of the Company, located at 440 North Jeff Davis Drive, Fayetteville, Georgia 30214 on Thursday, May 17, 2001, 9:00 a.m. local time. The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to stockholders on or about April 17, 2001.

         At the Annual Meeting, stockholders will consider and vote upon (i) the election of three directors and (ii) the ratification of the appointment of Porter Keadle Moore, LLP as independent auditors of the Company for the fiscal year ending December 31, 2001. The Board of Directors of the Company knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares represented by the proxy in accordance with their best judgment on other business, if any, that may properly come before the Annual Meeting or any adjournment or adjournments thereof.

             -------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
             -------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke such proxies at any time prior to a vote being taken at the Annual Meeting. Unless so revoked, the shares represented by those proxies will be voted at the Annual Meeting and any adjournment or adjournments thereof. Proxies may be revoked by submitting written notice to the Secretary of the Company at 101 North Main Street, Jonesboro, Georgia 30236, or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. A proxy will not be voted if a stockholder attends the Annual Meeting and gives oral or written notice of his or her intention to vote in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominees for director set forth below and "FOR" the ratification of the appointment of independent auditors. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or will not serve, and matters incident to the conduct of the Annual Meeting. The proxy also confers on the designated proxy holders discretionary authority to vote the shares represented by the proxy in accordance with their best judgment on other business, if any, that may properly come before the Annual Meeting or any adjournment or adjournments thereof.

             -------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
             -------------------------------------------------------

         The Board of Directors has set April 4, 2001, as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Stockholders of record as of the close of business on Record Date are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 979,947 shares of Common Stock issued and outstanding.

         The Articles of Incorporation of the Company (the "Articles") provide that in no event will any record owner of any outstanding shares of Common Stock that is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles and includes shares beneficially owned by the person or any of his or her affiliates or associates (as those terms are defined in the Articles), shares which the person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options and shares as to which the person and his or her affiliates or associates have or share investment or voting power, but does not include shares beneficially owned by any employee stock ownership plan or similar plan of the issuer or any subsidiary.

         The presence either in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum for the transaction of business at the Annual Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority to vote on the matter (the "broker non-votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, as set forth in Proposal I, the proxy being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for any or all of the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of independent auditors as set forth in Proposal II, by checking the appropriate box a stockholder may: vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on the item. Proxies marked "ABSTAIN" will be treated as a vote cast for purposes of determining whether a quorum is present. The ratification of independent auditors, and all other matters that may properly come before the meeting, unless otherwise required by law, will be determined by a majority of votes cast affirmatively or negatively without regard to (a) broker non-votes or (b) proxies marked "ABSTAIN" as to that matter.

         Persons and groups owning in excess of 5% of the Common Stock are required to file with the Securities and Exchange Commission certain reports regarding their ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                                                Percent of Shares of
                                            Amount and Nature of                    Common Stock
Name and Address of Beneficial Owner        Beneficial Ownership                     Outstanding
------------------------------------        --------------------                -------------------
Wellington Management Company, LLP
  75 State Street
  Boston, Massachusetts  02109(1)                  142,538                              14.5%
Jeffrey L. Gendell
  200 Park Avenue, Suite 3900
  New York, New York 10166(2)                       82,401                               8.4%
Heritage Bank Employee Stock Ownership Plan
  101 North Main Street
  Jonesboro, Georgia 30236                          80,228                               8.2%
David B. Turner
  101 North Main Street
  Jonesboro, Georgia 30236                          75,430                               7.7%
-----------------------

(1) Based on an amended Schedule 13G filed on February 13, 2001. The amount shown includes shares owned of record by First Financial Fund, Inc.

(2) Based on a Schedule 13D filed on October 3, 1997, with Tontine Partners, L.P., Tontine Financial Partners, L.P., Tontine Management, L.L.C., and Tontine Overseas Associates, Ltd. The number of shares has been adjusted to reflect two 10% stock dividends that were paid after the filing of the
     Schedule 13D.

           ---------------------------------------------------------
            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
           ---------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4, and 5, with the Securities and Exchange Commission (the "SEC") and to provide copies of those Forms 3, 4, and 5 to the Company. Other than as set forth in the stock ownership table above, the Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of the Common Stock.

         Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements of the Exchange Act applicable to its executive officers, directors and greater than 10% beneficial owners were complied with during the fiscal year ended December 31, 2000.

                -----------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
                -----------------------------------------------

         The Articles require that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. The Board of Directors consists of eight members. At the meeting, three directors will be elected for a three-year term. A director serves until his or her successor has been elected and qualified.

         John B. Lee, Jr, Leonard A. Moreland, and Roy V. Hall have each been nominated by the Board of Directors to serve as a director of the Company for a three year term to expire in 2004. Each of the nominees is currently a member of the Board of Directors. If any of the nominees is unable to serve, the shares represented by all valid proxies will be voted for the other named nominees and for such substitute or substitutes, if any, as the Board of Directors may recommend to replace such nominee. At this time, the Board of Directors knows of no reason why any of the nominees might be unavailable to serve.

         The following table sets forth the nominees and the directors of the Company continuing in office, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the outstanding Common Stock beneficially owned. Each director of the Company is also a director of the Bank.

                                                                       Shares of
                                       Year First         Current      Common Stock         Percent
                                       Elected or         Term to      Beneficially            of
Name                       Age(1)      Appointed(2)        Expire      Owned (3)              Class
----                       ------      ------------        ------      ---------            -------
                             BOARD NOMINEES FOR TERM TO EXPIRE IN 2004
John B. Lee, Jr.            73            1975              2001          13,103(4)(5)        1.3%
Leonard A. Moreland         39            1996              2001          22,255(7)           2.3%
Roy V. Hall                 55            2000              2001          1,230               0.1%

                                       DIRECTORS CONTINUING IN OFFICE
Edwin S. Kemp, Jr.          53            1988              2003          22,179(4)(5)        2.3%
Joe B. Mundy                81            1989              2003          15,319(4)(5)        1.6%
John T. Mitchell            60            1997              2002          32,677(6)           3.3%
David B. Turner             52            1992              2002          75,430(8)           7.7%
Charles S. Tucker           74            1978              2002          12,608(4)(5)        1.3%

All directors and executive
officers as a group (14 persons)                                         234,905(9)          24.0%

---------------------
(1)  At December 31, 2000.
(2) Refers to the year the individual first became a director of the Company or the Bank. All persons who were directors of the Bank during March 1995 became directors of the Company when it was incorporated in March 1995.
(3)  Beneficial ownership is as of the Record Date.
(4) Includes 7,200 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Record Date.
(5) Excludes 80,228 shares of Common Stock held under the Employee Stock Ownership Plan ("ESOP") and 8,295 shares held under the Management Stock Bonus Plan ("MSBP") for which the individual serves as a member of the ESOP or MSBP Committee or Trustee Committee. The individual disclaims beneficial ownership of these shares held in a fiduciary capacity. See "Director and Executive Officer Compensation - Benefits - Employee Stock Ownership Plan" and "Director and Executive Officer Compensation - Benefits Employee Stock Ownership Plan."
(6) Includes 3,300 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Record Date.
(7) Includes 11,260 shares of Common Stock that the individual was the right to acquire through the exercise of options within 60 days of the Record Date.
(8) Includes 36,000 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Record Date.
(9) Excludes 66,458 shares of Common Stock held under the ESOP (80,228 shares minus the 13,770 shares allocated to executive officers) and 8,295 shares held in the MSBP for which Messrs. Kemp, Mundy, Lee and Tucker serve as members of the ESOP or MSBP Committee or Trustee Committee. These individuals disclaim beneficial ownership of these shares held in a fiduciary capacity. See "Director and Executive Officer Compensation - Benefits - Employee Stock Ownership Plan" and "Directors and Executive Officer Compensation - Benefits - Management Stock Bonus Plan." Includes 101,315 shares of Common Stock that the individuals have the right to acquire through the exercise of options within 60 days of the Record Date.

Biographical Information

         Set forth below is certain information with respect to the directors and executive officers of the Company. All directors and executive officers have held their present positions for five years unless otherwise stated.

         David B. Turner has been President, Chief Executive Officer and a director of the Company since its incorporation in March 1995. Mr. Turner has served as Vice-Chairman and Chief Executive Officer of the Bank since January 1, 2001 and was President and Chief Executive Officer of the Bank from 1989 until January 1, 2001. He has been a director of the Bank since 1992 and an officer of the Bank since 1971, having held other positions with the Bank such as Assistant Vice President, Vice President, and Executive Vice President. Mr. Turner also is a board member of Hope Shelter, a board member of the Clayton County Convention and Visitors Bureau, an advisory board member of Habitat for Humanity, a member of the Jonesboro Historical Committee and a mentor and Admission Board Director for the Clayton County Alternative School.

         Leonard A. Moreland has been Executive Vice President and Chief Administrative Officer of the Company since July 1996. He has been President of the Bank since January 1, 2001 and was Executive Vice President and Chief Administrative Officer of the Bank from July 1996 until January 1, 2001. Mr. Moreland has been a director of the Bank since August 1996 and a director of the Company since May 1999. Prior to joining the Bank, Mr. Moreland served as a senior vice president and chief financial officer of Southern Crescent Bank, Morrow, Georgia from 1991 until joining the Company in 1996. Mr. Moreland serves as a director and member of the Southlake Kiwanis.

         John B. Lee, Jr. has been a director of the Bank since 1975 and of the Company since its incorporation in March 1995 and currently serves as Chairman of the Board of Directors. Mr. Lee is employed as Public Relations Representative of Spartan Lincoln-Mercury, Inc., Morrow, Georgia, and, until December 1996, was employed by Loewen Group International, Inc., Burnaby, B.C., Canada, as a public relations consultant. Mr. Lee is a co-owner of the Southside Chapel Funeral Home. Mr. Lee is a past director and president of the Clayton County Chamber of Commerce.

         Roy V. Hall has been a director of the Bank since 1999. He is a Certified Public Accountant and has been a principal in the accounting firm of Roy V. Hall, P.C. in Jonesboro, Georgia since 1981. In 1989, Mr. Hall was one of the organizers of Southern Crescent Bank in Morrow and served as Chairman of the Board from inception until the time of the merger. Mr. Hall serves on the Board of Directors of the Macedonian Call Foundation, a non-profit organization serving Southern Baptist missionaries. Mr. Hall is also involved with Calvary Refuge Center, an emergency and transitional housing facility for the homeless. He has been an active member of First Baptist Church of Jonesboro since 1976, serving in various leadership capacities.

         Edwin S. Kemp, Jr. has been a director of the Bank since 1988 and of the Company since its incorporation in March 1995. He has had his own law practice in Jonesboro, Georgia since 1982. He has been counsel to the Bank since 1983. He is vice-chairman of the Administrative Board of the Jonesboro First United Methodist Church. He has also served as an attorney for Habitat for Humanity and for Historical Jonesboro.

         John T. Mitchell has been a director of the Bank since June 1997 and a director of the Company since May 1999. Mr. Mitchell has been the president and a principal of Adams-Mitchell Realty, Inc., Jonesboro, Georgia since 1983.

         Joe B. Mundy has been a director of the Bank since 1989 and of the Company since its incorporation in March 1995. Mr. Mundy retired in 1993 after 36 years as a circuit court clerk in Clayton County, Georgia. Mr. Mundy currently serves as the secretary/treasurer of the Superior Court Clerks' Retirement Fund.

         Charles S. Tucker has been a director of the Bank since 1978 and the Treasurer, Secretary and a director of the Company since its incorporation in March 1995. Mr. Tucker retired in 1982 after 31 years of service as a county agent for the University of Georgia Cooperative Extension Service. Mr. Tucker is a member of the Henry County Chamber of Commerce, the Veterans of Foreign Wars, and the American Legion.

         John C. Bowdoin has been a Senior Vice President and Fayette County President of the Bank since July 1999. Prior to joining the Bank, Mr. Bowdoin was an executive vice president with United Bank of Griffin, Griffin, Georgia between March 1998 and July 1999. Prior to that time, from September 1995 to March 1998, Mr. Bowdoin was the president and chief executive officer of Precise Packaging, a package manufacturer in Griffin, Georgia. Mr. Bowdoin serves as a member of the advisory board for the Fayetteville Main Street Commission. He also serves on the Board of the Fayette County Chamber of Commerce and on the board of the Fayette County Education Foundation.

         Richard P. Florin has been a Senior Vice President and Senior Credit Officer of the Bank and the Company since September 1996. Prior to that time, from March 1990 to September 1996, Mr. Florin was a senior vice president of lending of Southern Crescent Bank, Morrow Georgia. Mr. Florin serves on the Tech Prep Back to Work Committee for Clayton College and State University.

         Mary Jo Rogers has been employed as Senior Vice President and the Chief Financial Officer of the Bank since February 1997. Prior to joining the Bank, Mrs. Rogers was a vice president and auditor for the First National Bank in Griffin, Georgia from May 1988 until February 1997. Mrs. Rogers has served as President of the Griffin Area Georgia Tech Alumni Club, a non-profit organization, since 1997. An active member of Sunny Side United Methodist Church, Mrs. Rogers served as Chairman of the Administrative Council in 2000.

         Charles T. Segers has been a Senior Vice President and Henry County President of the Bank since April 1999. Prior to joining the Bank, Mr. Segers performed similar functions with First Citizens Bank in Riverdale, Georgia between July 1997 and April 1999. From 1993 until 1997, Mr. Segers served as President of First Bank of Georgia in East Point, Georgia. Mr. Segers serves as Secretary for the Henry County Rotary Club.

         Edith W. Stevens has been employed by the Bank since 1978 and has served as Senior Vice President and the Chief Operating Officer of the Bank since 1984. Mrs. Stevens serves as a member of the Program Advisory Committee of Applied Business Technology/Banking Option Program for Griffin Technological College.

         John Westervelt has been a Senior Vice President and Clayton County President of the Bank since November 2000. Prior to joining the Bank, Mr. Westervelt worked for Gulf Coast Bank as Vice President and manager of the SBA lending program, from October 1995 until joining the Bank in November 2000. Mr. Westervelt has served as a contracted instructor with the Office of Continuing Education at Clayton College and State University in Morrow Georgia for the last six years, teaching courses in Business Credit and Small Business Loan Packaging. Mr. Westervelt is a member of the Southlake Kiwanis Club.

Nominations for Directors

         Only persons who are nominated in accordance with the procedures set forth in the Articles are eligible for election as directors. In addition to the right of the Board of Directors to make nominations for the election of directors, nominations may be made by any stockholder entitled to vote for the election of directors at a meeting called for the purpose of electing directors if the stockholder is present at the meeting in person or by proxy. Advance notice of a proposed nomination by a stockholder must be received by the Chairman of the nominating committee of the Board of Directors of the Company (which notice may be sent to the Chairman in care of the Secretary of the Company) or, in the absence of a nominating committee, by the Secretary of the Company, not less than 14 days nor more than 60 days prior to any meeting of the stockholders called for the election of directors. Each notice must set forth
(1) the name, age, business address, and, if known, residence address of each nominee proposed in the notice, (2) the principal occupation or employment of each nominee, and (3) the number of shares of Common Stock that are beneficially owned by each nominee. The stockholder making a nomination must also provide any other information reasonably requested by the Company.

         If the chairman of the Annual Meeting, in his or her discretion, determines that a nomination was not made in accordance with the foregoing procedures, then that determination will be announced at the Annual Meeting, and the defective nomination will be discarded.

Meetings and Committees of the Board of Directors

         The Board of Directors of the Company conducts its business through meetings of the Board and through activities of its committees. During the fiscal year ended December 31, 2000, the Board of Directors held 12 regular meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and the committees on which he served during 2000.

         The Board of Directors of the Bank (the "Bank Board") conducts its business through meetings of the Bank Board and through activities of its committees. During the fiscal year ended December 31, 2000, the Bank Board held 12 regular meetings. No director attended fewer than 75% of the total meetings of the Bank Board and the committees on which he served during 2000.

         The full Board of Directors acts as a nominating committee ("Nominating Committee") for selecting the nominees for election of directors in accordance with the Company's Bylaws. In its deliberations, this committee considers the candidate's knowledge of the banking business and involvement in community, business, and civic affairs. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company's stockholders for nominees nor, subject to the procedural requirements set forth in the Articles and the Bylaws, has it established any procedures for this purpose. During 2000, the Board of Directors met once as the Nominating Committee.

         The Executive Compensation Committee consists of Messrs. Lee (Chairman), Kemp, Mundy, Hall, Mitchell and Tucker and determines executive compensation. The Executive Compensation Committee met once during 2000.

         The Board of Directors has established an Audit Committee by adopting a written charter setting out the audit related functions the committee is to perform. We have reviewed and reassessed the adequacy of the formal written charter and found that it meets all necessary requirements.

Report of the Audit Committee

         The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.

         As set forth in more detail in the Audit Committee Charter, the Audit Committee's primary responsibilities include:

          . ensuring the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements;
          . the independence and performance of the Company's internal auditors and independent auditors; and

          . the Company's compliance with legal and regulatory requirements.

         The Audit Committee recommends the selection of the Company's and the Bank's independent auditors to the Board of Directors and the Bank Board and meets with the Company's independent auditors to discuss the scope and to review the results of the annual audit.

         The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee's charter. To carry out its responsibilities, the Audit Committee met six times during 2000.

         A majority of the directors who serve on this committee are "Independent" for purposes of the National Association of Securities Dealers ("NASD") listing standards for small business issuers. That is, the Board of Directors has determined that a majority of the members of the Audit Committee do not have any relationship to the Company that may interfere with our independence from the Company and its management.

         The Audit Committee has reviewed the Company's financial statements and met with both management and Porter Keadle Moore, the Company's independent auditors, to discuss those financial statements. Management has represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles.

         The Audit Committee has received from and discussed with Porter Keadle Moore the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from the Company. The Audit Committee has also discussed with Porter Keadle Moore any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-KSB for the fiscal year end December 31, 2000, for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Charles S. Tucker, Chairman
Roy V. Hall
Edwin S. Kemp, Jr.
John T. Mitchell

             -------------------------------------------------------

                  DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

             -------------------------------------------------------


Directors' Compensation

         The directors of the Bank receive $350 per month. The directors of the Company receive $500 per month. Directors of the Bank and of the Company receive $50 for attendance at any other committee meetings. However, directors who are officers of either the Bank or the Company are not compensated for their services on any committee. Director fees paid by the Bank totaled $91,900 in compensation. This was paid to directors for their service on the Board of Directors and the Bank Board and its committees during the fiscal year ended December 31, 2000. In 1996, Directors Mundy, Tucker, Lee and Kemp were each awarded the equivalent of 2,879 shares of Common Stock pursuant to the Management Stock Bonus Plan. These awards vest over five years at a rate of 20% per year. Pursuant to the 2000 Stock Option Plan, each director was awarded options for 300 shares of Common Stock that can be exercised after a six month vesting period.

Executive Officer Compensation

         Summary Compensation Table. The following table sets forth the cash and
         --------------------------
non-cash compensation awarded to or earned by the Chief Executive Officer and certain executive officers of the Company. No other executive officer of the Company had a salary and bonus during the year ended December 31, 2000 that exceeded $100,000 for services rendered in all capacities to the Company.

                        Annual Compensation (1)                                 Long Term Compensation
-----------------------------------------------------------------------
                                                                                         Awards
                                                                            ------------------------------

                                                                                                Securities
                                                                              Restricted        Underlying
Name and                    Fiscal                         Other Annual         Stock            Options/      All Other
Principal Position           Year      Salary     Bonus    Compensation(2)   Awards ($)(6)      SARs(#)(8)    Compensation
------------------           ----      ------     -----    ---------------   -------------      ----------    ------------
David B. Turner              2000    $125,000    $14,683     $24,343                                           $17,412 (3)
  President and Chief        1999     110,000     11,000      21,212                                            16,845 (3)
  Executive Officer          1998     103,172         --      19,507                                            24,809 (3)

Leonard A. Moreland          2000    $115,000     13,388      22,869                                            14,072 (4)
  Executive Vice             1999     100,000     10,000      20,774                                            14,670 (4)
President
  and Chief                  1998      89,250         --      19,657                                            19,143 (4)
Administrative
  Officer

Richard P. Florin            2000      95,000     11,800          --                                            10,795 (5)
  Sr. Vice President and     1999      90,000      9,414          --                                            13,749 (5)
  Chief Lending Officer      1998      83,312        163          --                                            14,435 (5)

John C. Bowdoin              2000      93,600     10,588          --             14,438                                --
  Sr. Vice President and    1999 (7)   43,962      4,396          --             17,530            5,000               --
  Fayette County             1998          --         --          --                                                   --
President

__________________________
(1)  Includes compensation paid by the Bank or the Company.

(2) For Mr. Turner, includes director's fees of $10,200 in each of the last three fiscal years. For Mr. Turner, 2000 includes $8,183 of dependant insurance, and 1999 includes $6,774 of dependant insurance. The amount shown also includes a car allowance and life insurance, the values of which do not individually exceed 25% of the total perquisites and other personal benefits. For Mr. Moreland, 2000 includes $10,200 of director's fees in each of the last three fiscal years. For Mr. Moreland, 2000 includes $8,183 of dependent insurance and 1999 includes $7,229 of dependant insurance. For Mr. Moreland, the amount shown includes a car allowance and life insurance, the values of which do not individually exceed 25% of the total perquisites and other personal benefits.

(3) For Mr. Turner, consists of $6,847, $6,215 and $5,859 of Company matching contributions under the Company's 401(k) Profit Sharing Plan for the fiscal years ended December 31, 2000, 1999 and 1998, respectively. Also, includes an allocation of 1,008, 704 and 1,267 shares of Common Stock under the ESOP during the Company's fiscal years ended December 31, 2000, 1999, and 1998, respectively. These 1,008, 704, and 1,267 shares had a value of $10,085, $10,208, and $18,530 at December 31, 2000, 1999, and 1998, respectively
     (calculated by multiplying the aggregate number of shares allocated under the ESOP by the Common Stock's closing price as of the last day of the respective fiscal year). For 1998, includes additional shares resulting from the 10% stock dividend and from forfeitures by other participants from prior years that were credited during 1998. This amount also includes term life insurance premiums for 2000, 1999 and 1998 of $480, $422 and $420 respectively.

(4) For Mr. Moreland, consists of $6,410, $5,607 and $5,512 of Company matching contributions under the Company's 401(k) Profit Sharing Plan in 2000, 1999 and 1998 respectively. Also, includes an allocation of 722, 625 and 798 shares of Common Stock under the ESOP in 2000, 1999 and 1998, respectively. These shares had a value of $7,220, $9,063 and $11,671 at December 31, 2000, 1999 and 1998, respectively (calculated by multiplying the aggregate number of shares allocated under the ESOP by the Common Stock's closing price as of the last day of the respective fiscal year). This amount also includes term life insurance premiums for 2000, 1999 and 1998 of $442, $384 and $363, respectively.

(5) For Mr. Florin, consists of $4,935, $4,473 and $4,354 of Company matching contributions under the Company's 401(k) Profit Sharing Plan in 2000, 1999 and 1998, respectively. Also includes an allocation of 550, 616 and 666 shares of Common Stock under the ESOP during the Company's fiscal years ended December 31, 2000, 1999 and 1998, respectively. These shares had a value of $5,500, $8,932 and $9,740 at December 31, 2000, 1999 and 1998,
     respectively (calculated by multiplying the aggregate number of shares allocated under the ESOP by the Common Stock's closing price as of the last day of the respective fiscal year). This amount also includes term life insurance premiums for 2000, 1999 and 1998 of $360, $344 and $341, respectively.

(6) Mr. Bowdoin was awarded 1,000 shares in 1999 and 1,500 shares in 2000 through the Management Stock Bonus Plan, a restricted stock plan. Awards are earned by participants at a rate of 20% per year for five years, as the participant remains an employee of the Bank. This amount represents the value of the shares of restricted stock as of the date of the grant.

(7) Mr. Bowdoin's salary and bonus for 1999 are for approximately one half year as his employment date with the Bank is July 8, 1999.

(8) Options are first exercisable at a rate of one-fifth per year beginning on the first anniversary date, which was July 8, 2000.

Employment and Other Agreements

         The Bank has entered into employment agreements with each of David Turner, its Vice Chairman and Chief Executive Officer, and Leonard Moreland, its President and Chief Administrative Officer. The employment agreements are for terms of three years, with a base salary of $131,250 for Mr. Turner and $122,500 for Mr. Moreland. Each agreement expires on January 1, 2004. Each agreement may be terminated by the Bank for "just cause" as defined in each agreement. If the Bank terminates the officer without just cause, he will be entitled to a continuation of salary from the date of termination through the remaining term of the agreement. Each employment agreement contains a provision stating that in the event of involuntary termination of employment in connection with, or within one year after, any change in control of the Bank, the officer will be paid in a lump sum equal to 2.99 times his average annual taxable compensation paid during the five years prior to the change in control. If that event had occurred at December 31, 2000, the payments would have equaled approximately $481,460 for Mr. Turner and $380,036 for Mr. Moreland. The aggregate payments that would be made would be an expense to the Bank and reduce net income and capital by those amounts. The agreements may be renewed annually by the Board of Directors upon a determination of satisfactory performance within the Board of Director's sole discretion. The Bank also has change in control severance agreements with seven other officers, John C. Bowdoin, Richard F. Florin, Nancy McClellan, Mary Jo Rogers, Charles T. Segers, Edith W. Stevens, and John Westervelt. If a change in control of the Bank had occurred at December 31, 2000, the total amount payable under these seven agreements would have been approximately $540,700.

Benefits

         Employee Stock Ownership Plan. The Bank has established an employee stock ownership plan (the "ESOP"). The ESOP borrowed funds through a loan from the Company to acquire shares of the Common Stock in July 1995. Shares purchased with the loan proceeds are held in a suspense account for allocation among participants as the loan is repaid.

         A committee consisting of non-employee directors (the "ESOP Committee") administers the ESOP and serves as the ESOP's trustees (the "ESOP Trustees"). The Board of Directors or the ESOP Committee may instruct the ESOP Trustees regarding investments of funds contributed to the ESOP. The ESOP Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustees as directed by the Board of Directors or the ESOP Committee, subject to the ESOP Trustees' fiduciary duties. The ESOP held 41,024 allocated shares and 39,204 unallocated shares after the vesting on December 31, 2000.

         1995 Stock Option Plan. The Company's Board of Directors adopted the CCF Holding Company 1995 Stock Option Plan, which was approved by stockholders of the Company at the annual meeting of stockholders held on January 23, 1996. Pursuant to the Option Plan, 144,021 shares Common Stock (as adjusted for two stock dividends) are reserved for issuance upon exercise of stock options granted or to be granted to officers, directors, and key employees of the Company and its subsidiaries from time to time.

         2000 Stock Option Plan. The Company's Board of Directors adopted the CCF Holding Company 2000 Stock Option Plan, which was approved by stockholders of the Company at the annual meeting of stockholders held on April 17, 2000. Pursuant to the Option Plan, 80,000 shares of Common Stock are reserved for issuance upon exercise of stock options granted or to be granted to officers, directors, and key employees of the Company and its subsidiaries from time to time.

         Management Stock Bonus Plan. The Company's Board of Directors adopted the CCF Holding Company Management Stock Bonus Plan, which was approved by stockholders of the Company at the annual meeting of stockholders held on January 23, 1996. Pursuant to the plan, certain directors, officers and key employees were granted shares of restricted stock from time to time. Restricted stock awarded under this plan vest at a rate of 20% per year beginning on the anniversary date of the grant. Pursuant to this plan, 8,295 shares of restricted stock (as adjusted for two stock dividends) are reserved for issuance upon vesting. The Company is not authorized to grant any further stock pursuant to this plan.

        AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                               OPTION/SAR VALUES

                                                    Number of Securities
                                                    Underlying Unexercised           Value of Unexercised
                          Shares          Value     Options/SARs at                  In-the-Money Options/SARs
Acquired on               Realized       Realized   Fiscal Year-End (#)              at Fiscal Year-End ($) (1)
                                                    -------------------              --------------------------
Name                      Exercise (#)     ($)      Exercisable   Unexercisable      Exerciseable   Unexercisable
--------------------      ------------     ---      -----------   -------------      ------------   -------------
David B. Turner              0             $0          28,800        7,200 (1)             $0                0
Leonard A. Moreland          0              0           9,680       10,320 (1)              0                0
Richard P. Florin            0              0           4,840        1,210 (1)              0                0
John C. Bowdoin              0              0           1,000        4,000                  0                0

--------------------
(1) Adjusted for two 10% stock dividends previously issued. Based on the difference between the exercise price and $10.00, the average of the bid and ask price of Common Stock on December 31, 2000.


           -----------------------------------------------------------

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

           -----------------------------------------------------------

         The Bank's directors and executive officers, their immediate family members and certain companies and other entities associated with them have been customers of and have had banking transactions with the Bank and are expected to continue those relationships. Except as listed in the chart following the next paragraph, all extensions of credit made by the Bank to these individuals, companies, and entities (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (c) did not involve more than a normal risk of collectibility or present other unfavorable features. There is approximately $547,000 in outstanding mortgage loans to John T. Mitchell, a director, that meet the above-listed criteria. Prior to 1990, the Bank provided loans to officers and directors and other affiliates at reduced interest rates and fees.

         The following table sets forth the indebtedness of executive officers, directors, and members of the immediate family of an executive officer or director who are or were indebted to the Bank at any time during the fiscal year ended December 31, 2000, in an amount in excess of $60,000 for loans that were originated at a preferential rate prior to 1990.

                                                                                           Highest
                                                                                           Balance
                                                                  Loan       Prevailing    During Year
                               Type      Origination   Original   Interest   Rate at       Ended  at      Balance at
Name             Affiliation   of Loan   Date          Balance    Rate       Origination   12/31/00       12/31/00
----             -----------   -------   ----          -------    ----       -----------   --------       --------
John B. Lee, Jr. Director      First     12/18/87      $153,000   4.80%      7.875%        $81,151        $72,702

         Election of each of the nominated directors requires the approval of a majority of the votes cast by the stockholders of the Company at the Annual Meeting. The Board of Directors recommends that stockholders vote "FOR" the election of each of the individuals nominated as a director of the Company.

      ---------------------------------------------------------------------

              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

      ---------------------------------------------------------------------

         The Board of Directors has approved the selection of Porter Keadle Moore, LLP as the Company's independent auditors for the fiscal year ending December 31, 2001, subject to ratification by the Company's stockholders. A representative of Porter Keadle Moore, LLP is expected to be present at the Annual Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

Audit Fees

         The aggregate fees billed by the Company's independent auditors for professional services rendered for the audit of the Company's annual financial statements included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, as well as for the review of the Company's financial statements included in the Company's Quarterly Reports on Form 10-QSB during the fiscal year ended December 31, 2000 totaled $52,996 (excluding expenses reimbursed by the Company).

Financial Information Systems Design and Implementation of Fees

         No fees other than those described above under the caption "Audit Fees" and those described below under the caption "All Other Fees" were billed to the Company by Porter Keadle Moore, LLP for professional services in the fiscal year ended December 31, 2000.

All Other Fees

         The aggregate fees billed by Porter Keadle Moore, LLP for professional services rendered other than as stated above under the captions "Audit Fees" and "Financial Information Systems Design and Implementation of Fees" above totaled $23,438 in fiscal 2000. The Audit Committee considers the provision of these services to be compatible with maintaining the independence of Porter Keadle Moore, LLP.

         Ratification of the appointment of the auditors requires the approval of a majority of the votes cast by the stockholders of the Company at the Annual Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Porter Keadle Moore, LLP as the Company's auditors for the fiscal year ending December 31, 2001.

                           --------------------------

                                  MISCELLANEOUS

                           --------------------------

         The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock.

         The Company's Annual Report to Stockholders for the year ended December 31, 2000, including financial statements, will be mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

               --------------------------------------------------

                              STOCKHOLDER PROPOSALS

               --------------------------------------------------


         The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy. If the Company did not have notice of a matter by November 24, 2001, it is expected that the persons named in the accompanying proxy will exercise discretionary authority when voting on that matter.

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at that meeting must be received at the Company's executive offices at 101 North Main Street, Jonesboro, Georgia 30236, no later than December 18, 2001.

         In the event the Company receives notice of a stockholder proposal to take action at next year's annual meeting of stockholders that is not submitted for inclusion in the Company's proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its stockholders may exercise their discretion to vote on the stockholder proposal in accordance with their best judgment if notice of the proposal is not received at the Company's executive offices by March 18, 2002.

                    ----------------------------------------

                                   FORM 10-KSB

                    -----------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, CCF HOLDING COMPANY, 101 NORTH MAIN STREET, JONESBORO, GEORGIA 30236.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        /s/ Charles S. Tucker
                                        Charles S. Tucker
                                        Secretary


Jonesboro, Georgia
April 17, 2001

               ------------------------------------------------
                              CCF HOLDING COMPANY

               ------------------------------------------------

               ------------------------------------------------
                        ANNUAL MEETING OF STOCKHOLDERS
                                 May 17, 2001

               ------------------------------------------------

         The undersigned hereby appoints Edwin S. Kemp and Charles S. Tucker, and each of them or their designees, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting"), to be held at the Heritage Bank office located at 440 NORTH Jeff Davis Drive, Fayetteville, Georgia, 30214 on Thursday, May 17, 2001, at 9:00 a.m. or at any and all adjournments thereof, in the following manner:

                                                     FOR ALL
                                                     NOMINEES
                                                     (EXCEPT AS     WITHHELD FOR
                                                     MARKED BELOW)  ALL NOMINEES
                                                     -------------  ------------

1. The election as director of the nominees listed below with terms expiring in the year shown
   (except as marked to the contrary below):


         John B. Lee, Jr. (2004)
         Leonard A. Moreland (2004)
         Roy V. Hall (2004)

   Instructions: To withhold your vote for a nominee, write the nominee's name
   ----------------------------------------------------------------
on the line provided below.


                                                      FOR   AGAINST  ABSTAIN

2. The ratification of the appointment of Porter Keadle Moore, LLP, as independent auditors of CCF Holding Company, for the fiscal year ending December 31, 2001.

In their discretion, these attorneys and proxies are authorized to vote in their discretion upon any other business as may properly come before the Annual Meeting or any adjournments thereof.

         The Board of Directors recommends a vote "FOR" each of the above listed propositions.

___________________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Annual Meeting, or at any adjournment thereof, and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy. Such subsequently dated proxy must be received by the Secretary of the Company prior to the date at the Annual Meeting.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of Notice of Annual Meeting of Stockholders and a proxy statement dated April 17, 2001 and the Company's 2000 Annual Report to Stockholders.



Dated: __________________________, 2001




_____________________________                _____________________________
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER



_____________________________                _____________________________
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER

Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


---------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
---------------------------------------------------------------------